Item 77O

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                      Rule 10f-3 Acquisition of Securities from an Affiliate - April 1, 2002 through June 30, 2002
                                                                  DeAM
                                                       Scudder Dynamic Growth Fund
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                                                  Security Purchased                Comparison Security         Comparison Security
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Issuer                                                  Premcor Inc.                   Sunoco Logistics                  ExpressJet
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                                         Morgan Stanley & Co, Credit   Credit Suisse First Boston, Banc    CS First Boston, Merrill
                                        Suisse First Boston, Goldman         of America, Goldman Sachs,       Lynch, Raymond James,
Underwriters                      Sachs, Deutsche Bank, Bear Sterns.                      Deutsche Bank        Saloman Smith Barney
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
Years of continuous operation,                             > 3 years                          > 3 Years                   > 3 years
including predecessors
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Security                                                Common Stock                       Common Units                Common Stock
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Is the affiliate a manager or
co-manager of offering?                                   Co-Manager                                 No                          No
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Name of underwriter or dealer from
which purchased                                  Morgan Stanley & Co                                N/A                         N/A
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Firm commitment underwriting?                                    Yes                                N/A                         N/A
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Trade date/Date of Offering                                4/26/2002                           2/8/2002                   4/23/2002
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Total dollar amount of offering
sold to QIBs                                                   $0.00                              $0.00                       $0.00
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Total dollar amount of any
concurrent public offering                           $345,000,000.00                    $101,250,000.00             $480,000,000.00
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Total                                                $345,000,000.00                    $101,250,000.00             $480,000,000.00
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Public offering price                                         $24.00                             $20.25                      $16.00
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Realized Gain/Loss on Sale of
Security                                                 $109,890.00                                N/A                         N/A
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Unrealized Gain/Loss at 6/30/02                                  N/A                                N/A                         N/A
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Price paid if other than public
offering price                                                   N/A                                N/A                         N/A
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Underwriting spread or commission                              6.25%                              6.70%                       6.38%
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Total shares purchased                                        33,300                                N/A                         N/A
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$ amount of purchase                                        $977,200                                N/A                         N/A
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% of offering purchased by fund                                0.19%                                N/A                         N/A
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% of offering purchased by
associated funds                                               0.37%                                N/A                         N/A
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Total                                                          0.56%                                N/A                         N/A
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                      Rule 10f-3 Acquisition of Securities from an Affiliate - April 1, 2002 through June 30, 2002
                                                                  DeAM
                                                       Scudder Dynamic Growth Fund
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                                            Security Purchased                Comparison Security              Comparison Security
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Issuer                                 Heritage Property Investors       Weingarten Realty Investors    Pan Pacific Retail PPTYS Inc
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                                        Merrill Lynch, Deutsche Bank,
                                   Golman Sachs, Morgan Stanley, UBS                                          Prudential Securities,
                                       Warburg, Legg Mason, Wachovia                                   Bancamerica, Donaldson Lufkin
Underwriters                                    Securities                     Edward D. Jones & Co.  Stephens, Salomon Smith Barney
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Years of continuous operation,                             > 3 years                       > 3 years                       > 3 years
including predecessors
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Security                                                Common Stock                    Common Stock                    Common Stock
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Is the affiliate a manager or
co-manager of offering?                             Syndicate Member                             N/A                             N/A
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Name of underwriter or dealer from
which purchased                                        Merrill Lynch                             N/A                             N/A
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Firm commitment underwriting?                                    Yes                             Yes                             Yes
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Trade date/Date of Offering                                4/22/2002                        5/7/2001                       5/18/1998
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Total dollar amount of offering
sold to QIBs                                                   $0.00                           $0.00                           $0.00
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Total dollar amount of any
concurrent public offering                           $450,000,000.00                  $25,710,000.00                  $42,250,000.00
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Total                                                $450,000,000.00                  $25,710,000.00                  $42,250,000.00
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Public offering price                                         $25.00                          $48.85                          $21.13
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Realized Gain/Loss on Sale of
Security                                                  $2,177.820                             N/A                             N/A
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Unrealized Gain/Loss at 6/30/02                                  N/A                             N/A                             N/A
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Price paid if other than public
offering price                                                   N/A                             N/A                             N/A
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Underwriting spread or commission                              6.25%                           5.00%                           5.25%
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Total shares purchased                                        33,300                             N/A                             N/A
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$ amount of purchase                                        $832,500                             N/A                             N/A
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% of offering purchased by fund                                0.19%                             N/A                             N/A
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% of offering purchased by
associated funds                                               0.37%                             N/A                             N/A
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Total                                                          0.56%                             N/A                             N/A
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

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                      Rule 10f-3 Acquisition of Securities from an Affiliate - April 1, 2002 through June 30, 2002
                                                                  DeAM
                                                       Scudder Dynamic Growth Fund
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                                               Security Purchased                Security Purchased             Comparison Security
-
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Issuer                                                Altiris Inc                      Netflix Inc.               Commerce One Inc.
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                                                                                                                   CS First Boston,
                                                                                                          US Bancorp Piper Jaffray,
                                                                     Merrill Lynch, Thomas Weisel,             BancBoston Robertson
                                                                                  US Bancorp Piper            Stephens, AG Edwards,
                                                                               Jaffray, Allen & Co.           Invemed Assos, Moor &
                                      Credit Suisse First Boston,                SG Cowen, Utendahl          Cabot, Charles Schwab,
Underwriters                                    UBS,Deutsche Bank                  Capital Partners           SoundView Technology.
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Years of continuous operation,
including predecessors                                  > 3 years                         > 3 years                       > 3 years
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Security                                             Common Stock                      Common Stock                    Common Stock
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Is the affiliate a manager or
co-manager of offering?                                Co-Manager                               N/A                             N/A
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Name of underwriter or dealer from
which purchased                        Credit Suisse First Boston                               N/A                             N/A
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Firm commitment underwriting?                                 Yes                               Yes                             Yes
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Trade date/Date of Offering                             5/22/2002                         5/22/2002                        5/5/1999
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Total dollar amount of offering
sold to QIBs                                                $0.00                             $0.00                           $0.00
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Total dollar amount of any
concurrent public offering                         $50,000,000.00                    $82,500,000.00                  $69,300,000.00
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Total                                              $50,000,000.00                    $82,500,000.00                  $69,300,000.00
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Public offering price                                      $10.00                            $15.00                          $21.00
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Price paid if other than public
offering price                                                N/A                               N/A                             N/A
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Realized Gain/Loss on Sale of                        ($15,920.71)                               N/A                             N/A
Security
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Unrealized Gain/Loss at 6/30/02                               N/A                               N/A                             N/A
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Underwriting spread or commission                           7.00%                             7.00%                           7.00%
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Total shares purchased                                     16,100                               N/A                             N/A
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$ amount of purchase                                  $161,000.00                               N/A                             N/A
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% of offering purchased by fund                             0.32%                               N/A                             N/A
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% of offering purchased by
associated funds                                            0.90%                               N/A                             N/A
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Total                                                       1.22%                               N/A                             N/A
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